THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MAY 1, 2014


                      CITI MARKET PILOT 2020 FUND (CFTBX)
                      CITI MARKET PILOT 2030 FUND (CFTCX)
                      CITI MARKET PILOT 2040 FUND (CFTDX)

                                    A SHARES

                              INVESTMENT ADVISER:
               CITIGROUP FIRST INVESTMENT MANAGEMENT AMERICAS LLC


 THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR THIS POOL, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.





--------------------------------------------------------------------------------
 INVESTMENT PRODUCTS    NOT FDIC INSURED    MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE

CITI MARKET PILOT 2020 FUND
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGIES .......................................   2
     PRINCIPAL RISKS .......................................................   6
     PERFORMANCE INFORMATION ...............................................  11
     INVESTMENT ADVISER ....................................................  11
     PORTFOLIO MANAGERS ....................................................  11
CITI MARKET PILOT 2030 FUND
     INVESTMENT OBJECTIVE ..................................................  12
     FUND FEES AND EXPENSES ................................................  12
     PRINCIPAL INVESTMENT STRATEGIES .......................................  13
     PRINCIPAL RISKS .......................................................  17
     PERFORMANCE INFORMATION ...............................................  23
     INVESTMENT ADVISER ....................................................  23
     PORTFOLIO MANAGERS ....................................................  23
CITI MARKET PILOT 2040 FUND
     INVESTMENT OBJECTIVE ..................................................  24
     FUND FEES AND EXPENSES ................................................  24
     PRINCIPAL INVESTMENT STRATEGIES .......................................  25
     PRINCIPAL RISKS .......................................................  29
     PERFORMANCE INFORMATION ...............................................  35
     INVESTMENT ADVISER ....................................................  35
     PORTFOLIO MANAGERS ....................................................  35
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
  SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ....................  36
MORE INFORMATION ABOUT RISK ................................................  37
MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  45
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  48
INVESTMENT ADVISER .........................................................  48
PORTFOLIO MANAGERS .........................................................  51
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  52
SALES CHARGES ..............................................................  57
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  61
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  61
OTHER POLICIES .............................................................  63
DISTRIBUTION OF FUND SHARES ................................................  65
DIVIDENDS AND DISTRIBUTIONS ................................................  65
TAXES ......................................................................  66
FINANCIAL HIGHLIGHTS .......................................................  68
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... Back Cover

A SHARES OF THE FUNDS ARE CURRENTLY NOT AVAILABLE FOR PURCHASE.

CITI MARKET PILOT 2020 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2020 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2020 Index.

FUND FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in A Shares of the Citi Funds (A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 57 of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------
                                                                             A SHARES
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           4.50%
offering price)
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)      None
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other          None
Distributions (as a percentage of offering price)
-------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)             None
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                            A SHARES
--------------------------------------------------------------------------------
Management Fees                                              0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.25%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                              0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses(1)                             0.72%
                                                            ------
--------------------------------------------------------------------------------
Total Other Expenses                                         0.97%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                           0.15%
                                                            ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         2.22%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements           (0.62)%
                                                            ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee               1.60%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.


(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Acquired Fund Fees and Expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or
     (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          --------------------------
                             1 YEAR       3 YEARS
                          --------------------------
                              $605         $1,056
                          --------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2020 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2020 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.


Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.


The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.


The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:


--------------------------------------------------------------------------------------------------
INDEX COMPONENT                                         MARKET SECTOR
--------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                              U.S. equities
--------------------------------------------------------------------------------------------------
(2) Vanguard FTSE Developed Markets ETF                 Developed Markets equity
--------------------------------------------------------------------------------------------------
(3) Vanguard FTSE Emerging Markets ETF                  Emerging Markets equity
--------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected    Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
--------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF            U.S. Fixed Income
--------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund        Commodities
--------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                         U.S. Treasuries
--------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
--------------------------------------------------------------------------------------------------


The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities,

20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH

The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2020 INDEX


                  ---------- ------------------------
                               CITI MARKET PILOT
                  JANUARY 1, 2020 TOTAL RETURN INDEX
                  ---------- -----------------------
                     2014               10.20%
                  ---------- -----------------------
                     2015                9.30%
                  ---------- -----------------------
                     2016                8.29%
                  ---------- -----------------------
                     2017                7.15%
                  ---------- -----------------------
                     2018                5.88%
                  ---------- -----------------------
                     2019                4.44%
                  ---------- -----------------------
                     2020                2.80%
                  ---------- -----------------------





* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP20. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.


ASSET CLASS CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.

NO FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Fund has not commenced operations and as such has no prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.


          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.


          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

          INFLATION-INDEXED SECURITIES RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.


          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.


TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund cannot give any assurance that the IRS will grant such relief.


PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy, Portfolio Manager have served on the portfolio management team for the Fund since its inception.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 36 OF THE PROSPECTUS.

CITI MARKET PILOT 2030 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2030 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2030 Index.

FUND FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in A Shares of the Citi Funds (A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 57 of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------
                                                                             A SHARES
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of           4.50%
offering price)
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)      None
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other          None
Distributions (as a percentage of offering price)
-------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)             None
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                            A SHARES
--------------------------------------------------------------------------------
Management Fees                                              0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.25%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                              0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses(1)                             0.72%
                                                            ------
--------------------------------------------------------------------------------
Total Other Expenses                                         0.97%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                           0.15%
                                                            ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         2.22%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements           (0.62)%
                                                            ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee               1.60%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.


(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Acquired Fund Fees and Expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     ----------------------------------
                          1 YEAR          3 YEARS
                     ----------------------------------
                           $605            $1,056
                     ----------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2030 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2030 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.


Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.


The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:


-------------------------------------------------------------------------------------------------
INDEX COMPONENT                                         MARKET SECTOR
-------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                              U.S. equities
-------------------------------------------------------------------------------------------------
(2) Vanguard FTSE Developed Markets ETF                 Developed Markets equity
-------------------------------------------------------------------------------------------------
(3) Vanguard FTSE Emerging Markets ETF                  Emerging Markets equity
-------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected    Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
-------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF            U.S. Fixed Income
-------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund        Commodities
-------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                         U.S. Treasuries
-------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
-------------------------------------------------------------------------------------------------


The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities,

20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH

The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2030 INDEX

                  ---------- ----------------------------------
                                    CITI MARKET PILOT
                  JANUARY 1,     2030 TOTAL RETURN INDEX
                  ---------- ----------------------------------
                     2014                16.01%
                  ----------  ----------------------------------
                     2015                15.60%
                  ----------  ----------------------------------
                     2016                15.19%
                  ----------  ----------------------------------
                     2017                14.72%
                  ----------  ----------------------------------
                     2018                14.21%
                  ---------- ----------------------------------
                     2019                13.67%
                  ---------- ----------------------------------
                     2020                13.08%
                  ----------  ----------------------------------
                     2021                12.44%
                  ----------  ----------------------------------
                     2022                11.76%
                  ----------  ----------------------------------
                     2023                11.02%
                  ----------  ----------------------------------
                     2024                10.20%
                  ----------  ----------------------------------
                     2025                 9.30%
                  ----------  ----------------------------------
                     2026                 8.29%
                  ----------  ----------------------------------
                     2027                 7.15%
                  ----------  ----------------------------------
                     2028                 5.88%
                  ----------  ----------------------------------
                     2029                 4.44%
                  ----------  ----------------------------------
                     2030                 2.80%
                  ----------  ----------------------------------




* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP30. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.


ASSET CLASS CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.


LIMITED FUND OPERATING HISTORY/NEW INDEX RISK -- The Fund commenced operations on March 4, 2014 and as such has limited prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

RISK OF REDEMPTION OF SEED INVESTMENT -- In connection with the organization of the Fund, Citigroup Global Markets Inc. ("CGMI"), an affiliate of the Adviser, made a seed investment in the Fund of $5 million in February 2014. Pursuant to rules adopted by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act, CGMI will be required to reduce its ownership interest in the Fund to below 25% within one year of initial investment and CGMI expects to withdraw its seed investment in full before that time. The redemption of CGMI's interest in the Fund could have adverse consequence to remaining shareholders. The redemption, for example, may require the Adviser to liquidate positions sooner than would otherwise be desirable, which could adversely affect the performance of the Fund and the Fund's ability to meet its investment objective. The sale of portfolio securities under adverse market conditions may also result in losses and increase transaction costs. Additionally, a significant reduction in the Fund's assets would result in the Fund's expenses being spread over a smaller asset base causing an increase in the Fund's expense ratio. CGMI may hedge its exposure to the Fund arising from its seed investment, including by trading in the same securities held in the Fund's portfolio. Such activity may affect the market price of the Fund's investments and consequently the performance of the Fund.


OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.


          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.


          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

          INFLATION-INDEXED SECURITIES RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.


TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund cannot give any assurance that the IRS will grant such relief.

PERFORMANCE INFORMATION


The Fund commenced operations on March 4, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy, Portfolio Manager have served on the portfolio management team for the Fund since its inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 36 OF THE PROSPECTUS.

CITI MARKET PILOT 2040 FUND

INVESTMENT OBJECTIVE

The Citi Market Pilot 2040 Fund (the "Fund") seeks performance results that, before fees and expenses, approximate the performance of the Citi Market Pilot 2040 Index.

FUND FEES AND EXPENSES


The table below describes the fees and expenses that you may pay if you buy and hold A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $1,000,000 in A Shares of the Citi Funds (A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase). More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 57 of this prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------
                                                                            A SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of          4.50%
offering price)
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)     None
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other         None
Distributions (as a percentage of offering price)
------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)            None
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                                              A SHARES
--------------------------------------------------------------------------------
Management Fees                                                0.85%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                      0.25%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                                0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses(1)                               0.72%
                                                              ------
--------------------------------------------------------------------------------
Total Other Expenses                                           0.97%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                             0.15%
                                                              ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           2.22%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements             (0.62)%
                                                              ------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                 1.60%
Reductions and/or Expense Reimbursements(3)
--------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.


(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.


(3) Citigroup First Investment Management Americas LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Acquired Fund Fees and Expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund (the "Trust"), for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       -------------------------------
                            1 YEAR       3 YEARS
                       -------------------------------
                             $605         $1,056
                       -------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). These are additional expenses paid directly by the Fund that vary based on the Fund's transaction activity. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. The Fund may have higher turnover than other funds; see Principal Risks: Portfolio Turnover Risk below.

PRINCIPAL INVESTMENT STRATEGIES

Citigroup First Investment Management Americas LLC (the "Adviser"), the Fund's adviser, selects the Fund's investments with the goal that the Fund's performance results, before fees and expenses, will approximate the performance of the Citi Market Pilot 2040 Index (the "Index"), a new, proprietary index sponsored and maintained by Citigroup Global Markets Limited (the "Index Sponsor"), an affiliate of the Adviser. The Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of 2040 ("target year").

Because the Fund's goal is to attain performance results, before fees and expenses, that approximate the performance of the Index, the Adviser, on behalf of the Fund, does not engage in traditional active investment management, which would involve buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser allocates the Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of the Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in exchange-traded funds ("ETFs") or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. Whenever the Index is rebalanced, the Adviser will generally seek to invest the Fund's portfolio to reflect the Index components after rebalancing. When the Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

INDEX OVERVIEW

The Index measures the performance of a basket of components, which will from time to time include some or all of the equities, commodities, fixed income and inflation components described below. The Index components are rebalanced monthly based on a proprietary methodology that selects the combination of Index components that has the highest expected return while keeping its expected volatility equal to or below a pre-determined level of expected volatility and applying other risk-mitigating rules, each as described below.

The Index methodology seeks to mitigate risk by limiting expected volatility at each monthly rebalancing and through the other risk-mitigating features described below. Since the Fund seeks to approximate the performance of the Index, the Fund differs from the approach of target date funds that seek to limit investment risk by periodically adjusting their portfolios according to a fixed asset allocation schedule or glide path.


Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. The Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, the Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns. The terms "expected volatility" and "expected return" are used throughout this prospectus to refer to the estimates of future volatility and future return that are used to rebalance the Index each month.

The Index determines a new component allocation each month subject to the requirement that the expected volatility of the allocation must be equal to or lower than a specified level that declines over time as the target year approaches. This declining maximum permitted level of expected volatility is referred to in this prospectus as the "volatility glide path." Unlike a fixed asset allocation glide path where the allocation is specified by the glide path, the volatility glide path is just one factor in the determination of the Index allocation. The expected volatility for the Index at any rebalancing cannot exceed, but may be lower than, the volatility glide path. More importantly, as described below under Principal Risk Factors, the volatility glide path does not predict the actual volatility that will be realized by the Index. These volatility levels could vary significantly from the levels in the volatility glide path.

The Index includes other features that are designed to mitigate risk. At each monthly rebalancing, Index allocations are subject to a maximum percentage for equities (80%), emerging market equities (40%) and commodities (20%). If the highest expected return on a monthly rebalancing is less than or equal to the prevailing 90-day U.S. Treasury bill rate, the Index is instead rebalanced in full to 90-day U.S. Treasury bills. In addition, the Index is rebalanced in full to 90-day U.S. Treasury bills until the next monthly rebalancing date if there has been a decline in the Index level, as of the end of any business day, of 8% or more as compared to the Index level 21 business days earlier. Even with this rebalancing mechanism, the Index could decline by more than 8%. See Principal Risks: Index Methodology Risk.

INDEX COMPONENTS

The components of the Index include seven market components as well as a 90-day U.S. Treasury bill component, although the Index will not necessarily be exposed to all its components at any time. The market components of the Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.

The Index components and the market sectors they are intended to represent are:


--------------------------------------------------------------------------------------------------
INDEX COMPONENT                                         MARKET SECTOR
--------------------------------------------------------------------------------------------------
(1) SPDR S&P 500 ETF Trust                              U.S. equities
--------------------------------------------------------------------------------------------------
(2) Vanguard FTSE Developed Markets ETF                 Developed Markets equity
--------------------------------------------------------------------------------------------------
(3) Vanguard FTSE Emerging Markets ETF                  Emerging Markets equity
--------------------------------------------------------------------------------------------------
(4) iShares Barclays US Treasury Inflation Protected    Inflation Linked U.S. Treasuries ("TIPS")
    Securities Fund ETF
--------------------------------------------------------------------------------------------------
(5) iShares Barclays Aggregate Bond Fund ETF            U.S. Fixed Income
--------------------------------------------------------------------------------------------------
(6) PowerShares DB Commodity Index Tracking Fund        Commodities
--------------------------------------------------------------------------------------------------
(7) Citigroup US Treasury Index                         U.S. Treasuries
--------------------------------------------------------------------------------------------------
(8) 90-day U.S. Treasury bills
--------------------------------------------------------------------------------------------------


The first seven of these components are the "Market Components" of the Index. The 90-day U.S. Treasury bill component is the "Defensive Component."

MONTHLY INDEX REBALANCING

The Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

ADDITIONAL REBALANCING TO DEFENSIVE COMPONENT

In addition to the regular monthly rebalancing described above, at the end of each business day the Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is re-allocated 100% to the Defensive Component until the next monthly rebalancing date.

THE VOLATILITY GLIDE PATH

The volatility glide path below shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above.

As noted above, the expected volatility of the component allocation determined for the Index on a monthly rebalancing date will not be greater, but may be lower, than the level shown in the volatility glide path for that month. In addition, because the expected volatility of the Index is determined using historical data, the volatility glide path does not predict the actual future volatility of the Index.

VOLATILITY GLIDE PATH* FOR CITI MARKET PILOT 2040 INDEX

                           ----------  -----------------------
                                          CITI MARKET PILOT
                           JANUARY 1,  2040 TOTAL RETURN INDEX
                           ----------  -----------------------
                              2014             18.54%
                           ----------  -----------------------
                              2015             18.36%
                           ----------  -----------------------
                              2016             18.18%
                           ----------  -----------------------
                              2017             17.96%
                           ----------  -----------------------
                              2018             17.73%
                           ----------  -----------------------
                              2019             17.50%
                           ----------  -----------------------
                              2020             17.25%
                           ----------  -----------------------
                              2021             17.00%
                           ----------  -----------------------
                              2022             16.67%
                           ----------  -----------------------
                              2023             16.34%
                           ----------  -----------------------
                              2024             16.01%
                           ----------  -----------------------
                              2025             15.60%
                           ----------  -----------------------
                              2026             15.19%
                           ----------  -----------------------
                              2027             14.72%
                           ----------  -----------------------
                              2028             14.21%
                           ----------  -----------------------
                              2029             13.67%
                           ----------  -----------------------
                              2030             13.08%
                           ----------  -----------------------
                              2031             12.44%
                           ----------  -----------------------
                              2032             11.76%
                           ----------  -----------------------
                              2033             11.02%
                           ----------  -----------------------
                              2034             10.20%
                           ----------  -----------------------
                              2035              9.30%
                           ----------  -----------------------
                              2036              8.29%
                           ----------  -----------------------
                              2037              7.15%
                           ----------  -----------------------
                              2038              5.88%
                           ----------  -----------------------
                              2039              4.44%
                           ----------  -----------------------
                              2040              2.80%
                           ----------  -----------------------




* The volatility glide path represents the maximum permitted level of "expected volatility" for the Index allocation on each monthly rebalancing date during the period shown above. Expected volatility is an estimate of future Index volatility calculated by the Index methodology based on the weighted average historical returns of the Index components and the historical relationship between those returns. The expected volatility of the Index allocation at any rebalancing date will not exceed, but may be less than, the volatility glide path. The volatility glide path does not predict the actual volatility that will be realized by the Index, which may vary significantly from the volatility glide path.

The volatility glide path was developed by the Index Sponsor based on a statistical analysis of market data for the 5-year period ended January 1, 2007, the initial date for calculation of the Index (the "Calculation Start Date"), and has not been and will not be revised to take into account subsequent developments.

INDEX PUBLICATION

The Index is published on Bloomberg under the ticker CIISMP40. The Index Sponsor has appointed Standard & Poor's Financial Services LLC (the "Index Calculation Agent") to be responsible for calculation of the Index level at the end of each business day and publication of the Index level on each business day.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INDEX FUND RISK -- Because the Fund seeks to approximately track the Index, the Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of the Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of the Index, the Adviser causes the Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weighting that they have within the Index. As a result, the Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.

INDEX TRACKING RISK --The Fund may not track, and its performance may vary substantially from, that of the Index for any period of time. The fact that the Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects the Fund to invest in securities and other financial instruments that are components of the Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of the Fund varying from that of the Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase the Fund's investments in cash equivalents. The Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Index. Whenever the Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and the Fund's exposure would vary from that of the Index during the rebalancing process. The fact that the holdings of the Fund may not precisely match the components of the Index can be expected to increase tracking variance.

INDEX METHODOLOGY RISK -- The Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, the Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of the Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. The Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in the Fund.

Application of the volatility glide path and other risk-mitigating features of the Index methodology at each monthly rebalancing may have the effect of limiting potential increases in the Index or gains for the Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate the Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Index.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Index after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Index will decline from the Calculation Start Date to the target year. Due to these limitations, the Index, and therefore the Fund, may underperform or decline in value even if the actual volatility of the Index remains within the volatility glide path at all times from the date of an investment in the Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in the Index prior to the target year. If the volatility glide path is too low, the risk that the Index will underperform other investment strategies may increase. In addition, the Fund could realize losses greater than the Index losses due to time delay in applying the Index methodology or tracking error.

The Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in the Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

The Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is not greater than a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of the algorithmic-based Index and the Adviser's trading strategies designed to track the Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing the Fund's portfolio.


ASSET CLASS CONCENTRATION RISK -- Because the Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-month due to a special rebalancing, the allocation of the Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If the Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. The Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- The Index is rebalanced monthly and may rebalance more frequently due to special rebalancing. The Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track the Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by the Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by the Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- The Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether the Fund's investment goals are aligned with their own. The Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of the investor's investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after the Fund's target year. In addition, there is no guarantee that an investor's investment in the Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of the Fund's performance and continuing fit with the investor's objectives and changing life situation.


LIMITED FUND OPERATING HISTORY/NEW INDEX RISK -- The Fund commenced operations on March 4, 2014 and as such has limited prior operating history by which an investor can evaluate performance. In addition, the Fund seeks to approximate the results of the Index, which is a newly created index. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

RISK OF REDEMPTION OF SEED INVESTMENT -- In connection with the organization of the Fund, Citigroup Global Markets Inc. ("CGMI"), an affiliate of the Adviser, made a seed investment in the Fund of $5 million in February 2014. Pursuant to rules adopted by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act, CGMI will be required to reduce its ownership interest in the Fund to below 25% within one year of initial investment and CGMI expects to withdraw its seed investment in full before that time. The redemption of CGMI's interest in the Fund could have adverse consequence to remaining shareholders. The redemption, for example, may require the Adviser to liquidate positions sooner than would otherwise be desirable, which could adversely affect the performance of the Fund and the Fund's ability to meet its investment objective. The sale of portfolio securities under adverse market conditions may also result in losses and increase transaction costs. Additionally, a significant reduction in the Fund's assets would result in the Fund's expenses being spread over a smaller asset base causing an increase in the Fund's expense ratio. CGMI may hedge its exposure to the Fund arising from its seed investment, including by trading in the same securities held in the Fund's portfolio. Such activity may affect the market price of the Fund's investments and consequently the performance of the Fund.


OTHER INVESTMENT RISKS -- The Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.

          INVESTMENTS IN ETFS AND OTHER INVESTMENT COMPANIES RISK -- To the extent the Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. The Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"), including publicly traded partnerships that are treated as partnerships for federal income tax purposes. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear the Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses.

          EQUITY RISK -- Since the Fund invests in equity securities directly or indirectly, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.


          FOREIGN COMPANY AND CURRENCY RISK; EMERGING MARKET SECURITIES RISK -- Investing in foreign companies directly or indirectly poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign companies are usually denominated in foreign currencies; changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. Investments in emerging markets securities involve not only the risks with respect to investing in foreign companies, but also other risks, including exposure to less stable governments, economies that are less developed and less liquid markets.


          LARGE COMPANY RISK -- The Fund may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Fund may invest directly or indirectly may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.


          FIXED INCOME SECURITIES RISK -- Fixed income securities are subject to interest rate, credit and liquidity risks. Changes in interest rates are an important risk that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. Credit risk is the risk that an issuer will fail to pay interest fully or return principal in a timely manner, or default. Liquidity risk is the risk that there may be few available buyers for a security. Although fixed income securities generally have been less volatile over time than equities and commodities, if a period of low volatility is followed by a sudden increase in volatility close to the target date, this could result in increased risk of loss. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

          INFLATION-INDEXED SECURITIES RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities ("TIPS"), tends to decrease when real interest rates increase and can increase when real interest rates decrease.

          COMMODITY RISK -- Exposure to the commodities markets, directly or indirectly, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Fund may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- The Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Fund does not intend to invest on a leveraged basis and intends to maintain cash or cash equivalents equal to any non-margined derivatives exposure.

     The Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.


TAX RISK -- The Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of the Fund may from time to time generate income that does not constitute qualifying income to the Fund. The Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if the Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the Internal Revenue Service ("IRS"), the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, the Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund cannot give any assurance that the IRS will grant such relief.

PERFORMANCE INFORMATION


The Fund commenced operations on March 4, 2014, and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy, Portfolio Manager have served on the portfolio management team for the Fund since its inception in 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 36 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES


To purchase shares of a Fund for the first time including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500. Your subsequent investments in a Fund must be made in amounts of at least $500. Systematic planned contributions are required to be at least $100. The Funds reserve the right to waive or reduce the minimum investment amounts in their sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via wire or Automated Clearing House ("ACH") (subject to certain account minimums) or by contacting the Funds directly by mail at: Citi Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-CITI-FUND.


If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION


The Funds intend to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies, including the Adviser or companies related to the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT RISK

Investing in the Citi Market Pilot 2020 Fund, Citi Market Pilot 2030 Fund or Citi Market Pilot 2040 Fund involves risk and there is no guarantee that any Fund will achieve its goal. You could lose money on your investment in a Fund, just as you could with any investment.

The value of your investment in a Fund is based on the value of the Fund's portfolio holdings. These prices change daily due to economic and other events that affect the markets generally and particular companies and other issuers. This price volatility may be greater or lesser depending on the types of holdings in a Fund's portfolio and the markets in which it trades. The effect on a Fund of a change in the value of a single portfolio holding will depend on how widely the Fund diversifies its holdings.


INDEX FUND RISK - Each Fund seeks to approximately track its designated Index; therefore, the Funds' investments will not reflect the Adviser's judgments about the markets, the economy, or companies. Because each Fund seeks to approximately track its respective Index, a Fund may purchase, hold and sell investments at times when a traditional actively managed fund would not do so. The Adviser, on behalf of each Fund, will not engage in buying and selling securities and other financial instruments based on its analysis of economic and market factors and individual issuers. Instead, in seeking to track the performance of each Fund's respective Index, the Adviser causes each Fund to invest in securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Fund's respective Index in approximately the same weighting that they have within the Index. As a result, a Fund could miss attractive investment opportunities by being underweighted in markets that subsequently experience significant returns and could lose value by being overweighted in markets that subsequently experience significant declines, and may underperform other investment strategies.


INDEX TRACKING RISK -- A Fund may not track, and its performance may vary substantially from, that of its respective Index for any period of time. The fact that an Index does not incur trading costs and does not reflect deduction of fees can be expected to increase tracking variance. The Adviser generally expects each Fund to invest in securities and other financial instruments that are components of its respective Index, investments underlying Index components, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of the Fund's respective Index. However, regulatory constraints, tax considerations or operational factors may result in the exposure of a Fund varying from that of its respective Index. In addition, where the Adviser deems it appropriate for anticipated liquidity needs, the Adviser may increase a Fund's investments in cash equivalents. A Fund's assets may be substantially allocated to cash equivalents until Fund assets reach sufficient size to be deployed in a manner that provides exposure similar to the Fund's respective Index. Whenever an Index is rebalanced, it may take the Adviser a period of time to purchase and sell securities and other financial instruments to reflect the rebalanced Index, and a Fund's exposure would vary from that of its respective Index during the rebalancing process. The fact that the holdings of a Fund may not match the components of its respective Index can also be expected to increase tracking variance. Accordingly, the performance of a Fund can be expected to vary from, and may be significantly lower than, the performance of its respective Index.

INDEX METHODOLOGY RISK -- Each Index methodology determines the expected return and expected volatility of Index components using historical return and historical volatility, which may not be accurate indicators of future results. In addition, each Index is not rebalanced in response to changes in volatility of Index components during the period between monthly rebalancing dates. A sudden change in volatility of one or more Index components may therefore cause the actual volatility of an Index to substantially exceed (or to be substantially less than) the historical volatility levels used by the allocation methodology and also to substantially exceed (or to be substantially less than) the volatility glide path at any time, both because there is a time lag inherent in the formulas by which expected volatility is determined and because the Index is rebalanced using the volatility glide path only once each month. Each Index methodology will therefore not eliminate the risk that actual volatility could result in declines in the Index or losses in a Fund.

Application of the volatility glide path and other risk-mitigating features of an Index methodology at each monthly rebalancing may have the effect of limiting potential increases in an Index or gains for a Fund. In addition, the methodology seeks to provide protection in certain falling markets by temporarily reallocating to 90-day U.S. Treasury bills until the next monthly rebalancing, which may result in lower performance in rising markets.

Like all mathematical models, the models used to develop the volatility glide path and to reallocate Index components at each monthly rebalancing are based on assumptions that may not reflect actual market conditions. For example, the models assume normal distribution of possible future Index returns following each Index rebalancing, but in reality potential losses may differ in frequency and degree as compared with potential gains. Similarly, the volatility glide path and the monthly reallocation process use a measure of volatility based on the relationship of weighted average historical returns of the Market Components (as defined below) over a period of approximately one year. This is one of many possible ways of calculating volatility. An alternative index based on a different measure of volatility might perform better than the Indexes.

The volatility glide path was determined by the Index Sponsor based on market conditions during the five years preceding the Calculation Start Date, does not reflect changes in market conditions since the Calculation Start Date and will not reflect any future changes in market conditions. The volatility glide path was set as of the Calculation Start Date and will not be adjusted to take into account performance of the Indexes after the Calculation Start Date. The volatility glide path is based on statistical probability, which does not exclude the possibility that the Indexes will decline from the Calculation Start Date to the target year. Due to these limitations, each Index, and therefore each Fund, may underperform or decline in value even if the actual volatility of the respective Index remains within the volatility glide path at all times from the date of an investment in the respective Fund until the target year. If the volatility glide path is too high, there may be an increased risk of a decline in an Index prior to the target year. If the volatility glide path is too low, the risk that an Index will underperform other investment strategies may increase. In addition, a Fund could realize losses greater than the losses of its respective Index due to time delay in applying the Index methodology or tracking error.

Each Index methodology seeks to provide protection in certain falling markets by temporarily reallocating to the Defensive Component (as defined below) until the next monthly rebalancing date if, as of the end of any business day, the Index level decreases by 8% or more compared to the Index level 21 business days earlier. Notwithstanding this mechanism, the resulting decline in an Index may exceed 8% because the Index level is determined at the end of each Index business day and therefore will not limit exposure to intraday declines and also because the Index rebalancing will not occur until the next business day.

Each Index methodology also reallocates to the Defensive Component on a monthly rebalancing date if the highest expected return at or below the volatility glide path is less than or equal to a hurdle rate equal to the 90-day U.S. Treasury bill rate of return. There is no assurance that the hurdle rate will be attained.

ALGORITHM RISK -- Systems and related risks are associated with the development and implementation of each algorithmic-based Index and the Adviser's trading strategies designed to track each Index. The accuracy of the results of the application of the algorithmic models is dependent on a variety of factors, such as the integrity of the data put into the models, the analytical and mathematical bases of the models, their accurate incorporation into computations including software code, and appropriate implementation of the models' results in constructing each Fund's portfolio.


ASSET CLASS CONCENTRATION RISK -- Because each Index is rebalanced on each monthly rebalancing date, and may be rebalanced intra-monthly due to a special rebalancing, the allocation of an Index to any specific asset class may vary substantially over time. This may result in concentrated allocations to one or more asset classes (subject to any applicable maximums) and low or zero allocations to others. If an Index becomes concentrated in a limited number of components, the Index may decline significantly if those components decline in value. A Fund may have a high allocation to equities at any time. This could result in increased risk of loss as compared to other target date funds, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.


PORTFOLIO TURNOVER RISK -- Each Index is rebalanced monthly and may be rebalanced more frequently due to special rebalancing. Each Fund is expected to engage in frequent and active trading of portfolio securities or other financial instruments in attempting to track its respective Index. A high turnover rate often involves higher expenses, including brokerage commissions, which will be borne directly by a Fund. This may have an adverse impact on performance and may increase the amount of capital gains (in particular, short term gains) realized by a Fund that are required to be distributed by the Fund to shareholders. Shareholders may incur additional tax liability as a result of such distributions.

TARGET YEAR RISK -- Each Fund's target year serves as a general guide to the relative market risk of the Fund, and an investor's decision to invest in the Fund, given its target year and market risk exposure, depends upon individual risk tolerance, among other factors. Investors should consider individually whether a Fund's investment goals are aligned with their own. A Fund's goals may not align with the goals of an investor who seeks to begin to withdraw a portion or all of his or her investment in the Fund significantly before or after the Fund's target year. An investor may experience losses, at any time, including near, at or after a Fund's target year. In addition, there is no guarantee that an investor's investment in a Fund will provide any income, including income at or through the years following the Fund's target year in amounts adequate to meet the investor's goals or retirement needs. An investor should conduct a periodic review and assessment of a Fund's performance and continuing fit with his or her objectives and changing life situation.


NO OR LIMITED FUND OPERATING HISTORY/NEW INDEX RISK -- As of the date of this prospectus, the Citi Market Pilot 2020 Fund had not commenced operations and as such had no prior operating history by which an investor can evaluate performance. The Citi Market Pilot 2030 Fund and the Citi Market Pilot 2040 Fund each commenced operations on March 4, 2014 and as such have limited operating history by which an investor can evaluate performance. In addition, each Fund seeks to approximate the results of its corresponding Index, each of which is a newly created index. An investment in a Fund may therefore involve greater uncertainty than an investment in a fund with an established record of performance.

RISK OF REDEMPTION OF SEED INVESTMENT -- In connection with the organization of the Citi Market Pilot 2030 Fund and Citi Market Pilot 2040 Fund, Citigroup Global Markets Inc. ("CGMI"), an affiliate of the Adviser, made a seed investment in each Fund of $5 million in February 2014. Pursuant to rules adopted by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act, CGMI will be required to reduce its ownership interest in each Fund to below 25% within one year of initial investment and CGMI expects to withdraw its seed investment in full before that time. The redemption of CGMI's interest in each Fund could have adverse consequence to remaining shareholders. The redemption, for example, may require the Adviser to liquidate positions sooner than would otherwise be desirable, which could adversely affect the performance of each Fund and each Fund's ability to meet its investment objective. The sale of portfolio securities under adverse market conditions may also result in losses and increase transaction costs. Additionally, a significant reduction in each Fund's assets would result in each Fund's expenses being spread over a smaller asset base causing an increase in each Fund's expense ratio. CGMI may hedge its exposure to each Fund arising from its seed investment, including by trading in the same securities held in each Fund's portfolio. Such activity may affect the market price of each Fund's investments and consequently the performance of each Fund.


OTHER INVESTMENT RISKS -- Each Fund will be exposed to investment risks that are characteristic of the types of asset in which it may invest.


          INVESTMENTS IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES RISK -- To the extent a Fund invests in ETFs or other investment companies, such as closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such investment companies. A Fund may invest in exchange-traded products that are similar to ETFs, but that are not registered or regulated under the 1940 Act. These exchange-traded products typically hold commodities, such as gold or oil, currency or other property that is itself not a security. As with ETFs, a Fund will be subject to substantially the same risks as those associated with the direct ownership of the investments held by such products.


     As a shareholder of another investment company or similar product, a Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance.

     With investments in ETFs, other investment companies and similar exchange-traded products, Fund shareholders will indirectly bear a Fund's proportionate share of the fees and expenses of the ETFs or other investment companies or exchange-traded products in addition to bearing the Fund's own direct fees and expenses. The Funds do not intend to invest in such products unless the Adviser believes that the potential benefits of the investment justify such fees or expenses. The Funds intend to invest in such products because they are either components of a Fund's designated Index or provide exposure to Index components.

          EQUITY RISK -- Since the Funds invest in equity securities directly or indirectly, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.


     Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, shares of American Depository Receipts ("ADRs"), as well as shares of ETFs that attempt to track the price movement of equity indexes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders and that takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value ("NAV") to fluctuate.


          FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. A Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

     Investments in securities of foreign companies (including through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

          EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

          FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

          LARGE COMPANY RISK -- The Funds may invest in larger companies directly or indirectly. As compared to successful smaller companies, larger companies may have slower rates of growth and may respond more slowly to certain market developments.

          SMALL- AND MID-CAPITALIZATION COMPANY RISK -- The small- and mid-capitalization companies in which the Funds may invest directly or indirectly may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

          INTEREST RATE RISK -- As with most funds that invest in bonds and other debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and a Fund's share price to fall.

     The concept of duration is useful in assessing the sensitivity of a debt security to interest rate movements, which are usually the main source of risk for most debt securities. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

          CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

          INFLATION-INDEXED SECURITY RISK -- Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (I.E. the Consumer Price Index) will accurately measure the real rate of inflation in the prices of goods and services.

          COMMODITY RISK -- Exposure to the commodities markets, through direct investments or indirectly through investments in ETFs, investment companies or similar exchange-traded products, may subject a Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. The Funds may have greater exposure to commodities relative to other target date funds. This could result in increased risk of loss, particularly if a period of low volatility is followed by a sudden increase in volatility close to the target date.

          DERIVATIVES RISK -- Each Fund expects to use futures or other derivatives to obtain long exposure to certain Index components. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

     The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

     Because derivative instruments may be purchased by the Funds for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Funds. Derivatives are often more volatile than other investments and the Funds may lose more in a derivative than they originally invested in it.

     Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     A Fund may enter into futures contracts and total return swaps. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Total return swaps are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets.

     Futures, swaps or other derivatives may create a leveraged exposure (since the margin required is generally less than the payment due at maturity), but the Funds do not intend to invest on a leveraged basis and intend to maintain cash or cash equivalents equal to any non-margined derivatives exposure.


TAX RISK -- Each Fund intends to satisfy tax requirements applicable to regulated investment companies each year, including a qualifying income requirement, so that the Fund will not be liable for U.S. federal income tax on the income and capital gains that it timely distributes to shareholders each year. There is a risk, however, that certain of the investments of a Fund may from time to time generate income that does not constitute qualifying income to the Fund. Each Fund intends to monitor the income from such investments in order to be able to satisfy such qualifying income requirement. However, if a Fund's non-qualifying income should exceed 10% of the Fund's gross income for a taxable year, in the absence of relief from the IRS, the Fund would become liable for a corporate level federal income tax on its taxable income and gains, regardless of whether such income and gains are distributed to shareholders. If such an event should occur, a Fund generally would expect to seek relief from such tax from the IRS in exchange for the payment of a smaller penalty tax pursuant to a new statutory relief provision in the Code. However, the Funds cannot give any assurance that the IRS will grant such relief.

MORE INFORMATION ABOUT FUND INVESTMENTS


The objective of each Fund is to seek performance results that, before fees and expenses, approximate the performance of its designated Citi Market Pilot Index.(1) Each Fund is intended to meet the needs of investors planning to retire and leave the work force, or anticipating a need to fund college costs or other major expenses, in or within a few years of the Fund's target year. Each Fund's objective may be changed without shareholder approval upon 60 days' prior written notice to shareholders.


Each Index is sponsored and maintained by Citigroup Global Markets Limited, an affiliate of the Adviser. The Adviser is not involved with the maintenance of the Indexes. Citigroup Global Markets Limited has no obligation to take, and will not take, the interests of the Funds or their shareholders into account in calculating and maintaining the Indexes.

In seeking to track the performance of the Indexes, the Adviser allocates Fund securities and other financial instruments that provide long exposure to the various securities and other assets that comprise or underlie the Index in approximately the same weightings that they have within the Index, as allocated at such time. The Adviser generally seeks to track the performance of each Index by investing in securities and other financial instruments that are components of the Index or in other financial instruments that the Adviser believes are comparable to the Index components.

The Adviser expects to invest in ETFs or similar products, investments underlying these products, futures or swaps directly linked to an Index component (or futures or swaps on an instrument underlying an Index component) or in other assets that provide similar exposure and that the Adviser believes will assist in tracking the return of each Index. Whenever an Index is rebalanced, the Adviser will generally seek to invest the corresponding Fund's portfolio to reflect the Index components after rebalancing. When an Index is allocated 100% to 90-day U.S. Treasury bills, the Adviser will generally seek to invest the corresponding Fund's portfolio 100% in U.S. dollar cash and cash equivalents.

The components of each Index include seven market components as well as a 90-day U.S. Treasury bill component, although each Index will not necessarily be exposed to all its components at any time. The market components of each Index are (a) ETFs or similar products based on indexes of equity securities, fixed income securities, inflation-linked securities and commodities and (b) a U.S. Treasury index. The indexes on which the ETFs are based include securities issued by both U.S. and foreign issuers, including emerging market issuers.


The Index components and the market sector that each is intended to represent are: (1) SPDR S&P 500 ETF Trust (U.S. equity), (2) Vanguard FTSE Developed Markets ETF (Developed Markets equity), (3) Vanguard FTSE Emerging Markets ETF (Emerging Markets equity), (4) iShares Barclays Aggregate Bond Fund ETF (U.S. Fixed Income), (5) iShares Barclays US Treasury Inflation Protected Securities Fund ETF (Inflation Linked U.S. Treasuries ("TIPS")), (6) PowerShares DB Commodity Index Tracking Fund (Commodities), (7) Citigroup US Treasury Index (U.S. Treasuries) and (8) 90-day U.S. Treasury bills. The first seven of these components are the "Market Components" of each Index. The 90-day U.S. Treasury bill component is the "Defensive Component."


     The SPDR S&P 500 ETF Trust is an investment company that intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P

----------
(1) The Citi Market Pilot 2020 Index, Citi Market Pilot 2030 Index and Citi Market Pilot 2040 Index are trademarks or service marks of Citigroup Global Markets Ltd. and have been licensed to the Adviser for use in connection with the Funds.

     500 Index, which measures the performance of the large capitalization sector of the U.S. equity market.


     The Vanguard FTSE Developed Markets ETF is an investment company that seeks to provide a tax-efficient investment return consisting of long-term capital appreciation by purchasing stocks included in the FTSE Developed ex North America Index, which includes approximately 1,385 common stocks of companies located in developed countries of Europe, Australia, Asia, and the Far East.

     The Vanguard FTSE Emerging Markets ETF is an investment company that seeks to track the performance of the FTSE Emerging Index, a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


     The iShares Barclays Aggregate Bond Fund ETF is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.


     The iShares Barclays Treasury Inflation Protected Securities Bond Fund
     (ETF) is an investment company that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), which measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as TIPS.


     The PowerShares DB Commodity Index Tracking Fund is an exchange-traded product that is not registered under the 1940 Act. The PowerShares DB Commodity Index Tracking Fund is based on the DBIQ Optimum Yield Diversified Commodity Index Excess Return(TM), a rules-based index composed of futures contracts on 14 heavily-traded physical commodities.

     The Citigroup US Treasury Index is an index that tracks the performance of the U.S. Treasury bond market. The index includes fixed-rate noncallable and callable issues with a minimum maturity of one year. The index excludes Savings Bonds, TIPS and STRIPS.

Each Index uses a proprietary rules-based methodology to rebalance the weightings of the Index components each month according to a multi-step process:

STEP 1: The first step involves a statistical assessment of expected returns and expected volatility using the historical performance of the Market Components and the relationship among those historical returns. This statistical assessment is based on approximately one year of historical weighted average returns, with substantially greater emphasis given to more recent data.

STEP 2: A proprietary optimization algorithm is then applied to find percentage weights for each Market Component (subject to maximums of 80% for all equity components, 40% for emerging markets equities, 20% for commodities and 100% for all other Market Components) so that the expected return of the allocation is as high as possible without its expected volatility exceeding the current level specified in the volatility glide path.

STEP 3: If the expected return of the allocation arrived at by Step 2 is greater than the current 90-day U.S. Treasury bill rate, then the Index rebalances to those allocations. If not, the Index is allocated 100% to the Defensive Component.

In addition to the regular monthly rebalancing described above, at the end of each business day each Index methodology compares the Index level with the Index level as calculated 21 business days earlier. If the current Index level is lower than the Index level 21 business days earlier by 8% or more, then the Index is reallocated 100% to the Defensive Component until the next monthly rebalancing date.

The volatility glide path shows the maximum permitted level of expected volatility that may be used in determining the Index allocation on each monthly rebalancing date. To put these volatility figures in context, since early 1989, the average 30-day volatility of U.S. equity as demonstrated by the S&P Total Return Index was approximately 15.8% while U.S. bond volatility as demonstrated by the Barclays US Aggregate Total Return Value Unhedged U.S. Dollar Index averaged approximately 3.8% (Source Bloomberg: Period February 8, 1989 -- March 31, 2013). However, the short-term volatility of these asset classes--and all asset classes--can fluctuate significantly. The effect of the volatility glide path will generally be to decrease the weighting of Index components with higher recent volatility and to increase the weighting of Index components with lower recent volatility as the target year approaches.

The volatility glide path begins at a higher level consistent with greater potential fluctuation in returns and becomes more conservative as the target year approaches. The lowest level on the volatility glide path is reached at the beginning of the target year. Thereafter, the expected volatility level continues at the same level and the Index components continue to be rebalanced using the multi-step process described above. See Appendix 1 for the Volatility Glide Path for each Citi Market Pilot Index.

Volatility is one of the most commonly used measurements of risk of an index or its components; the greater the volatility, the greater the fluctuation in returns (positive or negative) and the greater the potential for larger gains or losses. Each Index is based on the assumption that investors are willing to accept more volatility risk when they have a longer investment horizon (corresponding to a longer period remaining to the target year) in order to improve potential returns and are willing to accept less volatility risk as their investment horizon becomes shorter (corresponding to a shorter period remaining to the target year). Since it is impossible to know in advance what actual volatility or actual returns will be, each Index methodology uses historical data to estimate the future volatility and future return for various potential Index weightings at each monthly rebalancing. These estimates are calculated using the weighted historical return of the Index components (with a greater emphasis on more recent returns) and the historical relationships between those weighted historical returns.

Because of the dynamic nature of Index allocations, the allocation of each Index to any specific asset class may vary substantially over time; similarly, the allocation of each Fund to any specific asset class may vary substantially over time, which may result in concentrated allocations to one or more asset classes.


This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the prospectus, are described in the Funds' Statement of Additional Information ("SAI"). For information on how to obtain a copy of the SAI, see the back cover of this prospectus. Of course, there is no guarantee that the Funds will achieve their investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER


Citigroup First Investment Management Americas LLC, an indirect subsidiary of Citigroup, Inc., serves as the investment adviser to the Funds. The Adviser was formed as a Delaware limited liability company in 2011 and is managed as part of the Multi Asset Group of the Institutional Clients Group of Citigroup, Inc. The Multi Asset Group also includes non-U.S. based investment advisers that have been in the asset management business since 2007, and as of March 31, 2014, had approximately $1.6 billion in assets under management. The Adviser's principal place of business is located at 388 Greenwich Street, New York, New York 10013.


The Adviser manages and supervises the investment of the Funds' assets on a discretionary basis. Its investment strategies generally are based on algorithmic/quantitative methodologies and other strategies related to structured products and are designed to track specific indexes. The Adviser places purchase and sale orders for the Funds' portfolio transactions and these orders may be directed to any brokers, including its affiliates as permitted by applicable law.

INVESTMENT ADVISORY AGREEMENT


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for A Shares (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by a Fund, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (collectively, "excluded expenses")) from exceeding 0.95% of the Fund's average daily net assets until May 24, 2015 (the "contractual expense limit"). The Adviser may elect to extend this reduction in fees on an annual basis. In addition, if at any point a Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the Fund's contractual expense limit, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board of the Trust, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 24, 2015.

A discussion regarding the basis for the Board's approval of the Citi Market Pilot 2030 Fund's and the Citi Market Pilot 2040 Fund's investment advisory agreement will be available in the Funds' Semi-Annual Report to Shareholders dated June 30, 2014, which will cover the period from January 1, 2014 to June 30, 2014. A discussion regarding the basis for the Board's approval of the Citi Market Pilot 2020 Fund's investment advisory agreement will be available in the Fund's first Annual or Semi-Annual Report to Shareholders.

CONFLICTS

GENERAL -- Citigroup, Inc. and its subsidiaries (collectively, including the Adviser and Citigroup Global Markets Inc., "Citi") engage in a wide range of financial services and participate in trading markets throughout the world. Such activities include, without limitation, commercial banking; investment banking; asset management; investing and trading as principal or agent in all types of securities, derivatives, commodities and other assets for its individual, corporate, institutional and governmental customers and clients; and investing and trading in such assets for its own account (proprietary trading). Some of these activities may involve a conflict or a potential conflict of interest between one or more Funds and their shareholders on the one hand and Citi and its other business activities on the other hand.


Many of these conflicts are similar to conflicts faced by investment managers generally as a result of inherent conflicts between an investment manager's own interests and the interests of any specific client or of multiple clients with similar or differing investment strategies. Other conflicts may arise or be more pronounced because of the extensive nature of Citi's trading and other businesses. Furthermore, special conflicts arise because Adviser personnel are employees of CGMI, a U.S. registered broker dealer, or because the Indexes that the Funds seek to track are sponsored by an affiliate of the Adviser.

Because of the breadth of Citi's activities, it is not possible to describe every type of conflict or potential conflict that may arise between a Fund and its shareholders and Citi's other activities. The following discussion is only illustrative of the types of conflicts that may arise. Other potential conflicts are discussed under "Payments to Financial Intermediaries" below and in the SAI. While the Adviser has implemented procedures designed to avoid adverse consequences to the Funds as a result of these potential conflicts, shareholders of the Funds should be aware that some of these conflicts may adversely affect the Funds should these procedures prove ineffective.


ADVISER PERSONNEL -- Adviser personnel devote such time as deemed necessary to carry out their fiduciary duties to the Adviser and the Funds. However, Adviser personnel are not employees of the Adviser, but instead are dual-hatted employees of CGMI who are located with other CGMI employees and who may devote a substantial portion of their time to broker-dealer activities, including trading with or for the account of non-fiduciary customers and hedging, market making and other trading and investment activities for the account of Citi and its affiliates. As such, they may have conflicts of interest in allocating their time and services between the Funds and their other Citi responsibilities. All Adviser personnel will report to supervisors who are CGMI sales and trading personnel and their compensation will be based on, among other factors, their performance in connection with CGMI's business as well as the performance of the Funds, which may exacerbate certain conflicts for such Adviser personnel. For a description of portfolio manager compensation, see "Portfolio Managers" in the SAI. The Adviser has adopted compliance and trading procedures intended to mitigate such conflicts and to ensure that investment decisions made by Adviser personnel are consistent with the interests of the Funds. See "Investments and Trading for the Funds and Other Citi Interests" below.

PROPRIETARY INDEXES; INDEX SPONSOR -- Citigroup Global Markets Limited, an affiliate of the Adviser, is the Index Sponsor of the Indexes that the Funds seek to track. The Adviser intends to attempt to track the return of the Indexes at all times regardless of their performance and will not advise the Funds on alternative investment strategies even if the Indexes underperform. The Index Sponsor has the right to modify the Indexes under certain circumstances. The Index Sponsor is not acting on behalf of the Funds; when calculating, modifying or otherwise maintaining or administering the Indexes, the Index Sponsor will act in its own interest, will not take into account the interests of the Funds or their shareholders and may take actions that are adverse to the interest of the Funds. Adviser personnel may have participated in the development of the Indexes but will not participate in or otherwise influence the ongoing calculation, maintenance or administration of the Indexes. The Index Sponsor may, however, communicate with

Adviser personnel in the normal course of business regarding the results of Index calculations, maintenance or administration of the Indexes, potential new index strategies and potential financial products related to the Indexes or other indexes of the Index Sponsor. It is expected that Citi employees, including Adviser personnel, will be in possession of information concerning the Indexes and their methodology that is not publicly available and will use that information to enter into transactions for the account of the Funds, other Citi clients or customers and or Citi itself. See "Investments and Trading for the Funds and Other Citi Interests" below.

INVESTMENTS AND TRADING FOR THE FUNDS AND OTHER CITI INTERESTS -- Citi, acting for the account of Citi customers or for Citi's own account (such accounts for other clients or Citi customers, including Citi personnel, and Citi, "Other Citi Interests"), may trade or invest in the same securities, commodities or other assets as the Adviser trades for the Funds. Adviser personnel trading for the Funds may also engage in such activities on behalf of Other Citi Interests. The Adviser has implemented compliance procedures designed to mitigate conflicts arising from these activities, including procedures relating to aggregation and allocation of trades and trading between client accounts, procedures intended to prevent knowledge of Fund trades being used to the advantage of Other Citi Interests or to the disadvantage of the Funds, and procedures to generally provide that the Adviser will allocate investment opportunities and make purchase and sale decisions among the Funds and Other Citi Interests in a manner that it considers, in its sole discretion, to be reasonable and consistent with its fiduciary obligation to each Fund. These procedures may, however, restrict the assets in which a Fund may otherwise invest or the timing of Fund transactions and therefore may limit the investment opportunities available to a Fund.

The Adviser provides investment advice to the Funds consistent with its fiduciary duties to the Funds. Such advice may differ from advice provided by the Adviser to its other clients or by other Citi asset management business to their clients or from investment decisions taken by Citi with respect to Other Citi Interests. For instance, the Adviser may be buying securities for a Fund at the same time as Citi is selling the same securities on behalf of Other Citi Interests or the Adviser may be buying equity securities of an issuer for a Fund at the same as Citi is buying debt securities of the same issuer on behalf of Other Citi Interests. To the extent permitted by law, Citi may also structure, enter into or otherwise participate in derivative transactions on behalf of Other Citi Interests that reference a Fund, the designated Index for the Fund and/or constituents of the Index and may hedge such transactions by investing in the same assets as the Fund. These activities may adversely affect the value of a Fund. Other Citi Interests may profit from such transactions notwithstanding (or in some cases as a direct result of) a decline in the value of a Fund, the level of the designated Index for the Fund or the value of one or more Index constituents.

CITI RELATIONSHIPS WITH ISSUERS OF SECURITIES HELD BY THE FUNDS, FUND SERVICE PROVIDERS AND MARKET PARTICIPANTS; USE OF INFORMATION -- Citi may act or seek to act as lender, underwriter or financial advisor or engage in any kind of commercial or investment banking or other business with issuers of securities in which the Funds invest, counterparties who have obligations to the Funds or others who provide services to the Funds. When acting in those capacities, Citi acts for its own interest, will not take into account the interests of the Funds or their shareholders and may enforce rights or take actions that are adverse to the interests of the Funds.

As a result of these activities and Citi's relationships with market participants, certain Citi employees may possess information relating to issuers, securities, products or markets that is not known to the Adviser. Such employees will not be obligated to share any such information with the Adviser and may be prohibited from doing so by law or Citi's internal compliance procedures, which may adversely affect the Funds. Citi's procedures also restrict CGMI and other trading personnel from transacting in various securities from time to time, due to Citi's possession of non-public information, participation in a securities underwriting or other legal or regulatory restrictions on its trading or investment activities. As Adviser personnel are also dual-hatted CGMI employees, Adviser personnel, when trading on behalf of the Funds, will also be subject to those policies, which may limit the investment opportunities available to the Funds.

RESEARCH -- Citi may publish or modify research and similar reports as to various matters, such as issuers, securities, Indexes or financial products. This research may express opinions or provide recommendations that may adversely affect the Funds.

PORTFOLIO MANAGERS


Niaz Haider, Portfolio Manager and Chief Investment Officer, Christian Baude, Portfolio Manager, and Stephen Clancy CFA, FRM, Portfolio Manager, jointly oversee the day-to-day management of the Funds.

Mr. Haider has been with CGMI or an affiliate since 2009 and has over 11 years of investment experience. Prior to joining Citi, he was a Senior Vice President in the structured funds business in the Americas at HSBC.

Mr. Baude has been with CGMI or an affiliate for over 13 years and has over 13 years of investment experience. Mr. Baude's experience includes acting as senior trader on the multi-asset and asset management derivatives desk and working in fixed income research for an affiliate of the Adviser.

Mr. Clancy has been with CGMI or an affiliate since June 2012 and has over 13 years of trading experience. Prior to joining Citi, he was a fund manager at EAM Partners L.P. since June 2006.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange A Shares of the Funds.

A Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check, wire or ACH. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Funds reserve the right to suspend all sales of new shares or to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL


You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund's name and the share class.


REGULAR MAIL ADDRESS

Citi Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Citi Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds' transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE


To open an account by wire, call 1-855-CITI-FUND for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).


WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA # 101000695
Citi Funds
DDA # 9870523965
Ref: Fund name/share class/account number/account name


BY SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account.

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Funds at Citi Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

You can open an account with a Fund with a minimum initial investment of $2,500 for A Shares. Minimum subsequent investments are required to be at least $500. Systematic planned contributions are required to be at least $100. The Funds reserve the right to waive the minimum investment amounts in their sole discretion.

HOW TO REDEEM FUND SHARES

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Citi Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: Citi Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105).

Please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;


     o    The account name(s);

     o    The share class; and


     o    The address to which redemption (sale) proceeds should be sent.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds' transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.


All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.


Certain redemption requests will require Medallion signature guarantees by a bank or member firm of a national securities exchange. For example, Medallion signature guarantees may be required if your address of record or banking instructions have been changed in the last 30 days, or if you ask that the proceeds be sent to a different person or address. A Medallion signature is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees that a signature is original and authentic. Medallion signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.


BY TELEPHONE


You must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-855-CITI-FUND to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you time to add to your account and avoid the need to sell your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

EXCHANGING SHARES

At no charge, you may exchange A Shares of a Fund for A Shares of another Fund in the Citi Funds complex by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE


When you buy shares, you pay the "offering price" for the shares. The offering price is the NAV per share plus any sales charge applicable to the purchase. When you sell shares you receive the NAV minus any applicable Contingent Deferred Sales Charges ("CDSC"). You may obtain the current NAV of a Fund by calling 1-855-CITI-FUND.

You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time a Fund prices its shares, the value a Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information related to the securities.


There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.


If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

SALES CHARGES

FRONT-END SALES CHARGES -- A SHARES

The offering price of A Shares is the NAV next calculated after a Fund receives and accepts your request, plus the front-end sales load. Selling dealers are normally reallowed 100% of the sales charge by SEI Investments Distribution Co. (the "Distributor"). The amount of any front-end sales charge included in your offering price for A Shares varies, depending on the amount of your investment.

--------------------------------------------------------------------------------------
                                    YOUR SALES CHARGE AS A      YOUR SALES CHARGE AS A
                                         PERCENTAGE OF            PERCENTAGE OF YOUR
IF YOUR INVESTMENT IS:                  OFFERING PRICE              NET INVESTMENT
--------------------------------------------------------------------------------------
Less than $100,000                           4.50%                       4.71%
--------------------------------------------------------------------------------------
$100,000 but less than $250,000              3.50%                       3.63%
--------------------------------------------------------------------------------------
$250,000 but less than $500,000              2.50%                       2.56%
--------------------------------------------------------------------------------------
$500,000 but less than $1,000,000            2.00%                       2.04%
--------------------------------------------------------------------------------------
$1,000,000 and over(1)                       None                         None
--------------------------------------------------------------------------------------


(1) Even though you do not pay a sales charge on purchases of $1,000,000 or more, these purchases may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase. See "Contingent Deferred Sales Charge -- A Shares."


You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

WAIVER OF FRONT-END SALES CHARGE -- A SHARES

The front-end sales charge will be waived on A Shares purchased:

     o    through reinvestment of dividends and distributions;

     o through an asset allocation account advised by the Adviser or one of its affiliates;

     o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of A Shares");

     o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

     o by employees, and members of their immediate family, of the Adviser and its affiliates;

     o    by retirees of the Adviser and its affiliates;

     o by employees and retirees of the SEI Investments Global Funds Services (the "Administrator") or the Distributor;

     o    by Trustees and officers of the Trust;

     o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously with the Adviser;

     o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

     o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front- end sales charge.

REPURCHASE OF A SHARES

You may repurchase any amount of A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, a Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify a Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGE -- A SHARES

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Shares of all the Citi Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of A Shares of all other Citi Funds you purchased previously that are currently held for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify DST Systems, Inc. (the "Transfer Agent") at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at a Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase A Shares of one or more Citi Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Shares of one or more Citi Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Each Fund will only consider the value of A Shares sold subject to a sales charge. As a result, shares of the A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Shares based on shares you intend to purchase over the 13-month period, you must send a Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Shares at the end of the 13-month period, the Funds' Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine purchases of A Shares (that are subject to a sales charge) of all Citi Funds made on the same day by you, your spouse and your minor children (under age
21). This combination also applies to A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN FRONT-END SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

     o an individual, his or her spouse, or children residing in the same household;

     o    any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES

     o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

OTHER GROUPS

     o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced front-end sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES -- A SHARES

You will not pay a front-end sales charge if you purchase $1,000,000 or more of A Shares. However, you may pay a CDSC of 1.00% on any shares you sell within 18 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of A Shares of one Fund for A Shares of another Fund.


GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Distributor may pay dealers up to 1% on investments of $1,000,000 or more in A Shares. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


A Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Funds have adopted a shareholder servicing plan for A Shares that provides that a Fund may pay financial intermediaries for shareholder services in an amount not to exceed 0.25% based on the average daily net assets of the Fund's A Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds' shareholders, as described in the section below.


PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing fees that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund's shares if the price of the Fund's foreign securities does not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

In addition, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may make a Fund more susceptible to the risks posed by frequent trading because frequent transactions in a Fund's shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:


     o Shareholders are restricted from making more than one (1) "round trip," including exchanges into or out of a Fund, for an amount greater than or equal to $5,000, within any 30 day period. If a shareholder exceeds this amount, a Fund and/or its service providers may, at their discretion, block the shareholder from making additional purchases of, or exchanges into, the Fund for 30 days. Shareholders making more than two (2) round trips of an amount greater than or equal to $5,000 within any 60 day period may be blocked from making additional purchases of, or exchanges into, a Fund for 60 days. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Funds reserve the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds will enter into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of their customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.


However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund
Shares.


ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES


The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for A Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of their shares, and for services provided to shareholders. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution and/or service fee for A Shares of each Fund is 0.25%.


DIVIDENDS AND DISTRIBUTIONS

Normally, the Funds each distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES


You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds and is based on current tax laws, which are subject to change.


Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended so that each Fund will not be liable for U.S. federal income taxes on income and capital gains that it timely distributes to its shareholders. In order to qualify for such favorable tax treatment, each Fund must satisfy certain qualifying income, diversification and distribution requirements each year. Each Fund may invest in one or more exchange-traded products, such as ETFs and ETNs, swaps or other investments, the income from which may from time to time generate income that does not constitute qualifying income to a RIC for purposes of the RIC income requirements. Each Fund, however, intends to monitor such investments in order to be able to satisfy the RIC qualification requirements, including the RIC qualifying income requirement. See the SAI for more information regarding the RIC qualification tests.

Each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any, each taxable year. For U.S. federal income tax purposes, each Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (generally including individual retirement accounts and other tax-qualified plans, as discussed further below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives, designates and distributes may be subject to a reduced tax rate if you meet certain holding period and other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares.

Each redemption, sale or exchange of shares of a Fund is a taxable event for shareholders that are subject to tax. You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Any capital gain or loss generally will be treated as short term if you held the shares 12 months or less, and long term if you held the shares for longer.

Shareholders that are tax-exempt, such as individual retirement accounts or other tax-qualified plans, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on redemptions, sales or exchanges of Fund shares. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income. Plan participants should consult their own tax advisors with respect to taxation of their particular retirement plan.


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. If you purchase Fund shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


As with all mutual funds, a Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

THE ABOVE DISCUSSION IS MEANT ONLY AS A SUMMARY; MORE INFORMATION IS AVAILABLE IN THE SAI. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSIDERATIONS AND POSSIBLE ADDITIONAL WITHHOLDING TAXES FOR NON-U.S. SHAREHOLDERS.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

Because the Funds were not in operation as of the fiscal year ended December 31, 2013, financial highlights are not available.

                                   APPENDIX 1

             VOLATILITY GLIDE PATH FOR EACH CITI MARKET PILOT INDEX

--------------------------------------------------------------------------------
                CITI MARKET PILOT       CITI MARKET PILOT      CITI MARKET PILOT
JANUARY 1,         2020 INDEX               2030 INDEX            2040 INDEX
--------------------------------------------------------------------------------
2014                 10.20%                   16.01%                18.54%
--------------------------------------------------------------------------------
2015                  9.30%                   15.60%                18.36%
--------------------------------------------------------------------------------
2016                  8.29%                   15.19%                18.18%
--------------------------------------------------------------------------------
2017                  7.15%                   14.72%                17.96%
--------------------------------------------------------------------------------
2018                  5.88%                   14.21%                17.73%
--------------------------------------------------------------------------------
2019                  4.44%                   13.67%                17.50%
--------------------------------------------------------------------------------
2020                  2.80%                   13.08%                17.25%
--------------------------------------------------------------------------------
2021             Same as 2020                 12.44%                17.00%
--------------------------------------------------------------------------------
2022             Same as 2020                 11.76%                16.67%
--------------------------------------------------------------------------------
2023             Same as 2020                 11.02%                16.34%
--------------------------------------------------------------------------------
2024             Same as 2020                 10.20%                16.01%
--------------------------------------------------------------------------------
2025             Same as 2020                  9.30%                15.60%
--------------------------------------------------------------------------------
2026             Same as 2020                  8.29%                15.19%
--------------------------------------------------------------------------------
2027             Same as 2020                  7.15%                14.72%
--------------------------------------------------------------------------------
2028             Same as 2020                  5.88%                14.21%
--------------------------------------------------------------------------------
2029             Same as 2020                  4.44%                13.67%
--------------------------------------------------------------------------------
2030             Same as 2020                  2.80%                13.08%
--------------------------------------------------------------------------------
2031             Same as 2020             Same as 2030              12.44%
--------------------------------------------------------------------------------
2032             Same as 2020             Same as 2030              11.76%
--------------------------------------------------------------------------------
2033             Same as 2020             Same as 2030              11.02%
--------------------------------------------------------------------------------
2034             Same as 2020             Same as 2030              10.20%
--------------------------------------------------------------------------------
2035             Same as 2020             Same as 2030               9.30%
--------------------------------------------------------------------------------
2036             Same as 2020             Same as 2030               8.29%
--------------------------------------------------------------------------------
2037             Same as 2020             Same as 2030               7.15%
--------------------------------------------------------------------------------
2038             Same as 2020             Same as 2030               5.88%
--------------------------------------------------------------------------------
2039             Same as 2020             Same as 2030               4.44%
--------------------------------------------------------------------------------
2040             Same as 2020             Same as 2030               2.80%
--------------------------------------------------------------------------------
Later            Same as 2020             Same as 2030           Same as 2040
Years
--------------------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND

                            CITI MARKET PILOT FUNDS

INVESTMENT ADVISER

Citigroup First Investment Management Americas LLC
388 Greenwich Street
New York, New York 10013

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated May 1, 2014, includes detailed information about the Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Adviser about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-855-CITI-FUND

BY MAIL:      Citi Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET: www.funds.citi.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.

                                                                 CFM-PS-001-0300